UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  July 30, 2007

Alternative Loan Trust 2007-OH3
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140962-19

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140962

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada, Calabasas, California	91302
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.	Other Events.

Item 8.01.	Other Events.

On July 30, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of July 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-OH3 (the “Certificates”).  The Certificates were issued on July 30, 2007.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

On July 30, 2007, CHL entered into an interest rate swap contract (the “Certificate Swap Contract”), dated as of July 30, 2007, as evidenced by a Confirmation (the “Certificate Swap Confirmation”) between CHL and Lehman Brothers Special Financing Inc. (the “Certificate Swap Counterparty”).  The Certificate Swap Confirmation is annexed hereto as Exhibit 99.1.

On July 30, 2007, the Certificate Swap Counterparty and the Trustee, in its capacity as the swap contract administrator (in such capacity, the “Swap Contract Administrator) entered into a 1992 ISDA Master Agreement (Multicurrency – Cross Border) and Schedule (the “Schedule”) and Credit Support Annex (the “Credit Support Annex”) thereto (collectively, the “Certificate Swap ISDA Master Agreement”), dated July 30, 2007.  The Certificate Swap ISDA Master Agreement is annexed hereto as Exhibit 99.2.

On July 30, 2007, CHL entered into a Certificate Swap Contract Assignment Agreement (the “Certificate Swap Contract Assignment Agreement”), dated as of July 30, 2007, by and among CHL, the Swap Contract Administrator and the Certificate Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Certificate Swap Contract to the Swap Contract Administrator.  The Certificate Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.3.

On July 30, 2007, Lehman Brothers Holdings Inc. issued a guarantee of the Certificate Swap Counterparty’s performance under the Certificate Swap Contract (the “Guarantee”), dated as of July 30, 2007.  The Guarantee is annexed hereto as Exhibit 99.4.

On July 30, 2007, the CHL and BNP Paribas (the “Class A-1-B Swap Counterparty”) entered into a swap contract (the “Class A-1-B Swap Contract”), dated July 30, 2007, as evidenced by a confirmation (the “Class A-1-B Swap Confirmation”).  The Class A-1-B Swap Confirmation is annexed hereto as Exhibit 99.5.

On July 30, 2007, the Class A-1-B Swap Counterparty and the Swap Contract Administrator entered into a 1992 ISDA Master Agreement (Multicurrency – Cross Border) and Schedule (the “Schedule”) and Credit Support Annex (the “Credit Support Annex”) thereto (collectively, the “Class A-1-B Swap ISDA Master Agreement”), dated July 30, 2007.  The Class A-1-B Swap ISDA Master Agreement is annexed hereto as Exhibit 99.6.

On July 30, 2007, CHL entered into a Class A-1-B Swap Contract Assignment Agreement (the “Class A-1-B Swap Contract Assignment Agreement”), dated as of July 30, 2007, by and among CHL, the Swap Contract Administrator and the Class A-1-B Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Class A-1-B Swap Contract to the Swap Contract Administrator.  The Class A-1-B Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.7.

On July 30, 2007, CHL entered into a Swap Contract Administration Agreement (the “Swap Contract Administration Agreement”), dated as of July 30, 2007, by and among CHL and  the Swap Contract Administrator and the Trustee, The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.8.

Section 9.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

4.1                        Pooling and Servicing Agreement

99.1                      Certificate Swap Confirmation

99.2                      Certificate Swap ISDA Master Agreement

99.3                      Certificate Swap Contract Assignment Agreement

99.4                      Lehman Brothers Guarantee

99.5                      Class A-1-B Swap Confirmation

99.6                      Class A-2-B Swap Confirmation

99.7                      NDI Swap ISDA Master Agreement

99.8                      NDI Swap Contract Assignment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

Dated:  September 14, 2007

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Exhibit Index

Exhibit No.	Description

4.1	Pooling and Servicing Agreement

99.1	Certificate Swap Confirmation

99.2	Certificate Swap ISDA Master Agreement

99.3	Certificate Swap Contract Assignment Agreement

99.4	Lehman Brothers Guarantee

99.5	Class A-1-B Swap Confirmation

99.6	Class A-2-B Swap Confirmation

99.7	NDI Swap ISDA Master Agreement

99.8	NDI Swap Contract Assignment Agreement

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